Investments	12 Months Ended
Dec. 31, 2024
Disclosure Of Investments [Abstract]
Investments
Note 4 - Investments
At December 31, 2024 and 2023, the Company had the following investments:

	As at December 31,
	2024	2023
Marketable securities	$2,040	$4,001
Warrants	182	195
Private company investments	3,812	6,372
Total Investments	6,034	10,568
Less: current portion	(6,034)	(6,628)
Non-current portion	$-	$3,940
The Company also receives investments as proceeds related to various property agreements and may sell its holdings to the market where appropriate. During the year ended December 31, 2024 the Company realized $7,262 (2023 - $5,174) in proceeds from sales of investments, of which $1,078 was received for the sale of Ensero Holdings Inc. common shares and $4,500 received for sale of the Ensero Holdings Inc. preferred shares. The Company recognized a realized gain on the sale of Ensero Holdings Inc. common shares of $907 and a $730 settlement gain on the sale of the preferred shares.